Supplement to the current prospectus

MFS(R) Money Market Fund &
MFS(R) Government Money Market Fund

Effective immediately, the section entitled "Expense Summary" is restated in its entirety as follows:

EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of each fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year, adjusted to reflect current fee arrangements. The fund's annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
--------------------------------------------------------------------------------
                                                         Money       Government
                                                         Market         Money
Share Class                                              Fund        Market Fund
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a    N/A           N/A
percentage of offering price).............
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage     N/A           N/A
of original purchase price or redemption proceeds,
whichever is less)........................
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets):(1)
--------------------------------------------------------------------------------
Management Fee....                                       0.46%         0.50%
Distribution and Service (12b-1) Fees                     N/A           N/A
Other Expenses(2).                                       0.25%         0.60%
                                                         -----         -----
Total Annual Fund Operating Expenses(2)                  0.71%         1.10%
      Fee Reductions(3)                                 (0.31)%       (0.35)%
                                                        -------       -------
Net Expenses(2)...                                       0.40%         0.75%

(1) MFS or its affiliates may voluntarily waive the receipt of distribution or other fees, or may voluntarily agree to bear fund expenses, to assist the fund's efforts to maintain a $1.00 net asset value per share and to enhance the fund's yield (or to maintain a positive yield) during periods when fund operating expenses have a significant impact on the fund's yield due to low interest rates. Any such fee waiver or agreement to bear fund expenses is voluntary and temporary, and may be revised or terminated at any time by MFS or its affiliates without notice to shareholders. There is no guarantee that the fund will maintain a $1.00 net asset value per hare or any particular level of a positive yield.
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower. Also, for the MFS Money Market Fund, "Other

     Expenses" include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the fund ("MFS Funds-of-Funds"). See "Management of the Fund - Special Servicing Agreement."
(3) MFS has agreed in writing to reduce its management fee to 0.15% annually until at least February 28, 2009. See "Management of the Fund - Investment Adviser."

Example of Expenses

These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
Share Class                              1 Year    3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
MFS Money Market Fund Shares              $41      $157       $326     $  817
--------------------------------------------------------------------------------
MFS Government Money Market Fund Shares   $77      $272       $530     $1,270
--------------------------------------------------------------------------------

Effective immediately, the following sub-section entitled "Special Servicing Agreement" is added to the end of the section entitled "Management of the Fund":

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each MFS Fund-of-Funds and the MFS Money Market Fund, the Money Market Fund may pay a portion of the transfer-agent-related expenses of each MFS Fund-of-Funds, including sub-accounting fees payable to financial intermediaries, to the extent that such payments are less than the amount of the benefits realized or expected to be realized by the Money Market Fund from the investment in the Money Market Fund by the MFS Fund-of-Funds.

                   The date of this supplement is May 1, 2007.